Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of NuRx Pharmaceuticals, Inc. (the “Company”) on Form 10-K for the year ending September 30, 2009, as filed with the Securities and Exchange Commission (the “Report”), I, Harin Padma−Nathan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 29, 2009

/s/ Harin Padma−Nathan
Name:	Harin Padma−Nathan
Title:	President & Chief Executive Officer
(principal executive officer)